SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 29, 1999




                                ATS MEDICAL, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


         Minnesota                       000-18602               41-1595629
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(State or other jurisdiction     (Commission file number)      (IRS employer
     of incorporation)                                       identification No.)




          3905 Annapolis Lane, Suite 105, Minneapolis, Minnesota 55447
          ------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (612) 553-7736


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

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Item 2. Acquisition or Disposition of Assets.

         On December 29, 1999, ATS Medical, Inc. (the "Buyer" or "ATS") and Sulzer Carbomedics, Inc. (the "Seller") entered into an agreement (the "Carbon Agreement") pursuant to which, subject to the terms and conditions contained in the Carbon Agreement, Buyer obtained an exclusive worldwide right and license to use Seller's trade secrets, know-how and other intellectual property necessary to manufacture, or have manufactured, use, sell and assemble the ATS pyrolytic carbon bileaflet mechanical heart valve (the "ATS Valve") and components thereof (collectively, the "Licensed Technology") and a non-exclusive worldwide right and license to use the Licensed Technology for other purposes after 2008. The Carbon Agreement also contains a commitment by Seller to assist and supervise Buyer in establishing a pyrolytic carbon component production facility in Minnesota. Seller has been the exclusive supplier of carbon components used in the ATS Valve since [1990]. Under the terms of the Carbon Agreement, Buyer is required to pay Seller a license fee of $41,000,000, consisting of eight (8) annual installment payments, subject to deferral if certain milestones are not satisfied. The initial installment payment of $5,000,000, which was due upon execution of the Carbon Agreement, came from cash on hand. Upon execution of the Carbon Agreement, the Option Agreement dated September 24, 1990 between Buyer and Seller was terminated.

         On December 29, 1999, Buyer and Seller also entered into an amendment (the "Supply Contract Amendment") to their OEM Supply Contract dated September 24, 1990. The Supply Contract Amendment provides for a reduction in the minimum number of carbon components that Buyer is required to purchase from Seller each year and a reduction in the purchase price of such components. In addition, on December 29, 1999, Buyer and Seller entered into an amendment (the "License Amendment") to their License Agreement dated September 24, 1990. Each of the Carbon Agreement, the Supply Contract Amendment and the License Amendment was the product of arms' length negotiations by the parties.

         The Carbon Agreement, Supply Contract Amendment and License Amendment are filed as Exhibits 99.1, 99.2 and 99.3 to this report, respectively.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Financial Statements of Business Acquired

                  Not applicable.


            (b)   Pro Forma Financial Information

                  Not applicable.


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


            (c)   Exhibits

         Exhibit No.                Description
         -----------                -----------

         *99.1 Carbon Agreement by and between Sulzer Carbomedics, Inc. and ATS Medical, Inc., dated December 29, 1999.

         *99.2 Amendment 7 to OEM Supply Contract by and between Sulzer Carbomedics, Inc. and ATS Medical, Inc., dated December 29, 1999.

         99.3 Amendment 2 to License Agreement by and between Sulzer Carbomedics, Inc. and ATS Medical, Inc., dated December 29, 1999.

         *Portions of the Exhibit have been omitted pursuant to a request for confidential treatment, which has been submitted separately to the Securities and Exchange Commission in accordance with Rule 24b-2 of the Securities Exchange Act of 1934.


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


                                 SIGNATURE PAGE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2000                 ATS MEDICAL, INC.


                                       /s/ John H. Jungbauer
                                       -------------------------------
                                       John H. Jungbauer
                                       Chief Financial Officer


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